CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Net revenue:
Product revenues	$ 1,029	$ 1,127
Licensing revenues	711	680
Total net revenues	1,740	1,807
Cost of goods sold	898	737
Gross margin	842	1,070
Operating expenses:
Research and development	826	632
Depreciation and amortization	223	151
Selling, general and administrative	3,110	3,620
Total operating expenses	4,159	4,403
Loss from operations	(3,317)	(3,333)
Interest income	0	2
Interest expense	(94)	0
Gain on sale of equipment	3	55
Amortization of debt discount	(257)	0
Other income (expense)	(33)	14
Net loss	(3,698)	(3,262)
Other comprehensive income, foreign currency translation adjustments	(2)	27
Total comprehensive loss	$ (3,700)	$ (3,235)
Net loss per common share, basic and diluted	$ (0.24)	$ (0.29)
Weighted average common shares outstanding, basic and diluted	15,624,999	11,223,878